EXHIBIT 99


                        $1,138,000,000 ASSET BACKED NOTES
                  CAPITAL AUTO RECEIVABLES ASSET TRUST 1999-1
                                     Issuer
                         CAPITAL AUTO RECEIVABLES, INC.
                                     Seller
                      GENERAL MOTORS ACCEPTANCE CORPORATION
                                    Servicer

Attached is a preliminary term sheet describing the structure, collateral pool and certain aspects of Capital Auto Receivables Asset Trust 1999-1. The term sheet has been prepared with the cooperation of General Motors Acceptance Corporation ("GMAC"). The information and assumptions contained in the term sheet are preliminary and will be superseded by a prospectus supplement and by any other information subsequently filed by the Seller with the SEC or incorporated by reference in the relevant registration statement. In addition, the term sheet supersedes any prior or similar term sheet.

None of the underwriters, GMAC, the Issuer or any of their respective affiliates makes any representation as to the accuracy or completeness of the information set forth in the attached term sheet. The information contained in the term sheet only addresses certain aspects of the applicable security's characteristics and does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) RELATING TO THE TRUST HAS BEEN FILED WITH THE SEC AND HAS BEEN DECLARED EFFECTIVE. IN CONNECTION WITH THIS OFFERING, A NEW PROSPECTUS RELATING TO THIS AND SUBSEQUENT CAPITAL AUTO RECEIVABLES TRUSTS, AND SUPERSEDING THE PROSPECTUS CURRENTLY ON FILE WITH THE SEC, WILL BE FILED WITH THE SEC. IN ADDITION, A PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES OFFERED BY THE TRUST WILL BE FILED AFTER THE SECURITIES HAVE
BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR WILL THERE BE ANY SALE OF THE SECURITIES OF THE TRUST IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL BEFORE THE REGISTRATION OR
QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. SALES OF THE SECURITIES OF THE TRUST MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE FINAL PROSPECTUS AND THE PROSPECTUS SUPPLEMENT. THE SECURITIES TO BE OFFERED BY THE TRUST UNDER THE FINAL PROSPECTUS AND THE PROSPECTUS SUPPLEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ANY INVESTMENT DECISION SHOULD BE BASED ON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT, WHICH WILL BE CURRENT AS OF THEIR PUBLICATION DATES AND AFTER PUBLICATION MAY NO LONGER BE COMPLETE OR CURRENT. A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED BY CONTACTING CREDIT SUISSE FIRST BOSTON AT (212) 325-3325 OR MERRILL LYNCH & CO. AT (212) 449-3659.

                            UNDERWRITERS OF THE NOTES

CREDIT SUISSE FIRST BOSTON                                   MERRILL LYNCH & CO.

 BEAR, STEARNS & CO. INC.
               J. P. MORGAN & CO.
                            LEHMAN BROTHERS
                                        MORGAN STANLEY DEAN WITTER
                                                   SALOMON SMITH BARNEY

                               ASSET BACKED NOTES
                 CAPITAL AUTO RECEIVABLES ASSET TRUST 1999-1

                               SUBJECT TO REVISION

                                   TERM SHEET

                             DATED FEBRUARY 23, 1999

Capitalized terms used below that are not defined, have the meanings specified in the prospectus of Capital Auto Receivables, Inc., as filed in the registration statement dated June 14, 1996, pertaining to Capital Auto Receivables Asset Trusts. A copy of the prospectus is available from the SEC. The prospectus will be superseded by a final prospectus and prospectus supplement to be dated February __, 1999. Any investment decision should be based solely on the information in the final prospectus and prospectus supplement.

Issuer............................   Capital Auto Receivables Asset Trust 1999-1
                                     (the "Trust" or the "Issuer"), a Delaware business trust.

Seller............................   Capital Auto Receivables,  Inc., a Delaware
                                     corporation and a wholly-owned subsidiary of GMAC.

Servicer..........................   GMAC.

Indenture Trustee.................   The First National Bank of Chicago.

Owner Trustee.....................   Bankers Trust (Delaware).

The Notes.........................   The Trust will  issue  Asset  Backed  Notes
                                     (the "Notes") as follows:

                                     Class A-1 ____%  Asset  Backed  Notes  (the
                                     "Class  A-1   Notes")   in  the   aggregate
                                     principal  amount  of  $1,352,200,000.  The
                                     Class A-1 Notes are not being offered hereby.

                                     Class A-2 ____%  Asset  Backed  Notes  (the
                                     "Class  A-2   Notes")   in  the   aggregate
                                     principal amount of $735,000,000.

                                     Class  A-3  __%  Asset  Backed  Notes  (the
                                     "Class  A-3   Notes")   in  the   aggregate
                                     principal amount of $403,000,000.

                                     The  Class  A-2  Notes  and Class A-3 Notes
                                     will  be  delivered  in   book-entry   form
                                     through the  facilities  of the  Depositary
                                     Trust Company,  Cedelbank and the Euroclear
                                     System   against   payment  in  immediately
                                     available funds.

The Certificates..................   The Trust  will  issue  ___%  Asset  Backed
                                     Certificates (the  "Certificates")  with an
                                     aggregate  initial  Certificate  Balance of
                                     $137,981,417.23.   The  Certificates   will
                                     initially be retained by the Seller and are not being offered hereby. Payments on the Certificates are subordinated to payments on the Notes to the extent set forth under "Priority of Distributions" below.

The Trust Property................   The Trust  property  will include a pool of
                                     fixed   rate   retail    instalment   sales
                                     contracts originated on or after January 1,
                                     1997 for new  automobiles and light trucks,
                                     certain  monies due or received  thereunder
                                     on and after  February 1, 1999 (the "Cutoff
                                     Date"), amounts held on deposit in accounts
                                     maintained   for   the   Trust,    security
                                     interests in the  vehicles  financed by the
                                     Receivables,  any recourse GMAC has against
                                     dealers under the Receivables, any proceeds
                                     from claims on insurance  policies covering
                                     the financed  vehicles and specified rights
                                     of  the  Seller   under  the   Pooling  and
                                     Servicing  Agreement.  Substantially all of
                                     the   Receivables   comprising   the  Trust
                                     property   were   acquired  by  GMAC  under
                                     special  incentive rate financing  programs
                                     designed  to  encourage  purchases  of  new
                                     General  Motors  vehicles.   The  Aggregate
                                     Amount   Financed   with   respect  to  the
                                     Receivables is $2,809,779,024.75.

Terms of the Notes................   The  principal  terms of the Notes  will be
                                     described below:

  A. Distribution Dates...........   Payments of interest  and  principal on the
                                     Notes will be made on the  fifteenth day of
                                     each  month  or,  if any  such day is not a
                                     Business  Day,  on the next  Business  Day,
                                     commencing   April  15,   1999   (each,   a
                                     "Distribution Date"). Payments will be made to Noteholders of record as of the day preceding a Distribution Date.

  B. Interest.....................   Interest  on  the   outstanding   principal
                                     amount of each class of Notes  will  accrue
                                     from  the  Closing  Date or from  the  most
                                     recent  Distribution Date on which interest
                                     has  been   paid  to  but   excluding   the
                                     following Distribution Date.

                                     The Interest Rate for each class of Notes is as specified under "The Notes" above. Interest on the Class A-2 Notes and Class A-3 Notes will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

  C. Principal....................   Principal  of the  Notes will be payable on
                                     each Distribution Date in an amount equal to the Aggregate Noteholders' Principal
                                     Distributable Amount for such  Distribution
                                     Date, to the extent of funds available therefor.

                                     Except as provided below, principal will be paid on the Notes in the following order:

                                        (1) to the Class A-1 Notes, until the Class A-1 Notes are paid in full;

                                        (2) to the Class A-2 Notes, until the Class A-2 Notes are paid in full; and

                                        (3) to the Class A-3 Notes, until the Class A-3 Notes are paid in full.

                                     The    Aggregate   Noteholders'   Principal
                                     Distributable  Amount for any  Distribution
                                     Date will be  the sum of (1) the  Principal
                                     Distributable Amount for such  Distribution
                                     Date  and  (2)  any   principal   carryover
                                     shortfall   for   Noteholders   from  prior
                                     Distribution Dates, and will be  calculated
                                     by the Servicer as will be described in the
                                     prospectus  supplement.    The   "Principal
                                     Distributable Amount" for any  Distribution
                                     Date  will  be  the  difference between the
                                     Aggregate Discounted Principal Balance  for
                                     all outstanding  Receivables as of last day
                                     of  the second  month preceding the current
                                     Distribution   Date   over   the  Aggregate
                                     Discounted Principal Balance as of the last
                                     day  of  the  month  preceding  the current
                                     Distribution    Date.     The    "Aggregate
                                     Discounted   Principal   Balance"  of   the
                                     Receivables  is  the  present  value of all
                                     payments  due  on the Receivables that have
                                     not  been  received on or prior to the last
                                     day of the applicable month,  discounted at
                                     8%.    The  initial  Aggregate   Discounted
                                     Principal       Balance       will       be
                                     $2,628,181,417.23.

                                     The Final Scheduled Distribution Date (the date on which ultimate payment of principal on a class of Notes is due) for each class of Notes is set forth below:

                                     ----------------------------------------
                                           Notes         Final Scheduled
                                                         Distribution Date
                                     ----------------------------------------
                                     Class A-1 Notes    May 2001
                                     ----------------------------------------
                                     Class A-2 Notes    June 2002
                                     ----------------------------------------
                                     Class A-3 Notes    August 2004
                                     ----------------------------------------

                                     Failure  to pay a class of Notes in full on
                                     its Final Scheduled  Distribution Date will
                                     constitute  an Event of  Default.  After an
                                     Event of Default  and  acceleration  of the
                                     Notes,  principal  payments  will  be  made
                                     ratably   to  all   Noteholders   on   each
                                     Distribution Date.

  D. Redemption...................   The Class  A-3  Notes and the  Certificates
                                     will be redeemed in whole, but not in part,
                                     on  any  Payment   Date  if  the   Servicer
                                     exercises   its  option  to  purchase   the
                                     Receivables  when the  Aggregate  Principal
                                     Balance as of the last day of the preceding
                                     calendar  month  declines to 10% or less of
                                     the  Aggregate   Amount   Financed,   at  a
                                     redemption   price   equal  to  the  unpaid
                                     principal amount of the Class A-3 Notes and
                                     the  Certificates,   as  applicable,   plus
                                     accrued and unpaid interest thereon.

Priority of Distributions.........   Funds   available   for   payment   to  the
                                     Noteholders and the Certificateholders will generally be distributed in the following order of priority:

                                     (1) the Total Servicing Fee;

                                     (2) interest on the Notes;

                                     (3) interest on the Certificates;

                                     (4) principal on the Notes;

                                     (5) principal payments in respect of
                                     the Certificate Balance; and

                                     (6) to the Reserve Account.

                                     Upon the  occurrence of an Event of Default
                                     resulting  from a payment  default  and the
                                     acceleration   of  the   Notes   under  the
                                     Indenture, the Notes will be paid in full prior to making any principal or interest payments on the Certificates.

Reserve Account...................   The Reserve  Account will be created with a
                                     deposit (the "Reserve Account  Deposit") by
                                     the Seller of cash or Eligible  Investments
                                     having a value  of at least  $19,711,360.63
                                     (0.75% of the initial Aggregate  Discounted
                                     Principal Balance).  The "Specified Reserve
                                     Account  Balance"  will equal the lesser of
                                     (i)   0.75%   of  the   initial   Aggregate
                                     Discounted  Principal  Balance and (ii) the
                                     then  outstanding  principal  amount of the
                                     Notes and the Certificates.  If the Reserve
                                     Account falls below the  Specified  Reserve
                                     Account  Balance,  amounts  remaining after
                                     payment  of  the   servicing   fee  to  the
                                     Servicer  and  of   distributions   to  the
                                     Noteholders and the Certificateholders will
                                     be deposited into the Reserve Account until
                                     the Reserve  Account  equals the  Specified
                                     Reserve  Account  Balance.  Amounts  in the
                                     Reserve  Account on any  Distribution  Date
                                     (after giving  effect to all  distributions
                                     to be made to the Servicer, the Noteholders
                                     and   the    Certificateholders   on   such
                                     Distribution   Date)  in   excess   of  the
                                     Specified  Reserve Account Balance for such
                                     Distribution Date will be paid to the Seller.

                                     Funds will be withdrawn from cash in the Reserve Account on each Distribution Date to pay the servicing fee and to make required distributions on the Notes and the Certificates to the extent funds are not otherwise available.

Tax Status........................   For Federal income tax purposes,  the Notes
                                     will be characterized as indebtedness,  and
                                     the Trust will be characterized either as a
                                     division of the Seller or as a  partnership
                                     that  will  not  be   characterized  as  an
                                     association    or   a    publicly    traded
                                     partnership taxable as a corporation.

ERISA Considerations..............   Subject  to certain  considerations,  it is
                                     contemplated that the Class A-2 Notes and the Class A-3 Notes will be eligible for purchase by employee benefit plans.

Rating............................   It is a  condition to  the issuance  of the
                                     Class  A-2  Notes and Class  A-3 Notes that
                                     such   Notes  be   rated  in  the   highest
                                     long-term rating category, in each  case by
                                     at   least   one   nationally    recognized
                                     statistical rating agency. There can be no assurance that any such ratings will not be lowered or withdrawn by a rating agency if circumstances so warrant.

Risk Factors......................   Before   making   an  investment  decision,
                                     prospective  investors should consider  the
                                     factors  that  will  be set forth under the
                                     caption   "Risk  Factors"   in  the   final
                                     prospectus and the prospectus supplement.

                              THE RECEIVABLES POOL

      The Receivables were acquired by GMAC in the ordinary course of business, and were selected from GMAC's portfolio for inclusion in the Receivables Pool by several criteria, including that each Receivable (i) has a first payment due date on or after January 1, 1997, (ii) has an original term to maturity of 24 to 60 months, (iii) provides for finance charges at an APR between 0.01% and 6.90% and (iv) as of the Cutoff Date, was not more than 29 days past due. All of the Receivables are Simple Interest Receivables and were secured by new vehicles at the time of origination.

      The composition and distribution by annual percentage rate of the Receivables Pool are set forth in the following tables.



                              Composition of the Receivables Pool

 Weighted
 Average                                                          Weighted
  Annual                                                          Average        Weighted
 Percentage                                                       Original       Average
  Rate of                                                           Term         Remaining
 Receivables       Aggregate       Number of       Average           --            Term
    ----            Amount         Contracts        Amount           to          to Maturity
 (RANGE)(1)        FINANCED         IN POOL        FINANCED       MATURITY        (RANGE)
 -----------       ---------       ---------       --------       --------       -----------

    4.25%     $2,809.779,024.75     191,498       $14,672.63        53.94        44.07 months
  (0.01% to                                                         months        (24 to 60
    6.90%)                                                                         months)
---------------------


(1) Based on weighting by current balance and remaining term of each Receivable.



           Distribution by Annual Percentage Rate of the Receivables Pool

                                                                  Percentage
            Annual                                                of Aggregate
         Percentage                  Number of     Amount           Amount
         RATE RANGE                  CONTRACTS     FINANCED         FINANCED
         ----------                  ---------     -----------    ------------
         0.01%-1.00%...............   10,944    $  178,023,375       6.34
         1.01%-2.00%...............   18,952       253,307,090       9.01
         2.01%-3.00%...............   20,728       269,176,427       9.58
         3.01%-4.00%...............   76,362     1,067,747,619      38.00
         4.01%-5.00%...............   25,867       432,371,412      15.39
         5.01%-6.00%...............   32,605       511,761,754      18.21
         6.01%-6.90%...............    6,040        97,391,348       3.47
                                     --------   --------------    ------------
              Total                  191,498    $2,809,779,025     100.00%
                                     =======    ==============    ============

      The Receivables Pool includes Receivables originated in 46 states and the District of Columbia. The following table sets forth the percentage of the Aggregate Amount Financed in the states with the largest concentration of Receivables. No other state accounts for more than 5.0% of the Aggregate Amount Financed.


                                           Percentage of
                                             Aggregate
                                              Amount
                       STATE(1)              FINANCED
                      ---------            -------------
                      Texas                   16.09%
                      Michigan                12.41%
                      Florida                  7.68%
                      Missouri                 5.72%
                      Indiana                  5.34%
                      Wisconsin                5.32%

---------------------

(1) Based on billing address of the obligors on the Receivables.

DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

    Set forth below is certain information concerning GMAC's experience in the United States pertaining to delinquencies on new and used retail automobile and light truck receivables and repossessions and net loss information relating to its entire vehicle portfolio (including receivables previously sold that GMAC continues to service). There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.



                                                        Nine Months     Nine Months
                                                           Ended           Ended                 Years Ended December 31
                                                        September 30,   September 30         ---------------------------------
                                                            1998            1997              1997     1996     1995     1994
                                                        -------------   ------------         ------   -----    ------   ------

NEW AND USED VEHICLE CONTRACTS

Total Retail Contracts Outstanding at End of the
 Period (in thousands).............................         3,018           2,890            2,861    3,005    3,518    3,892
Average Daily Delinquency
   31-60 Days......................................         2.66%           3.32%            3.24%    3.14%    2.75%    2.32%
   61-90 Days......................................         0.18            0.24             0.23     0.22     0.19     0.12
   91 Days or More.................................         0.02            0.02             0.03     0.03     0.02     0.02
Percent of Portfolio with Recourse to Dealers
 at End of the Period..............................         0.3%            0.6%             0.5%     0.9%     1.4%     3.6%
Repossessions as a Percent of Average Number
 of Contracts Outstanding..........................         2.48(1)         3.27(1)          3.21     3.59     3.07     2.31
Net Losses as a Percent of Liquidations(2).........         1.76            2.56             2.65     2.65     1.57     0.96
Net Losses as a Percent of Average Receivables(2)..         0.90(1)         1.44(1)          1.40     1.58     0.95     0.57
---------------------

(1) Annualized rate.
(2) Percentages based on gross accounts receivable including unearned income.

                       WEIGHTED AVERAGE LIFE OF THE NOTES

      The following tables indicate the projected weighted average life of the Class A-2 Notes and the Class A-3 Notes (assuming the Servicer does not exercise its option to repurchase the Receivables as described under "Terms of the Notes- -Redemption" above). The tables set forth the percent of the initial principal balance of the Class A-2 Notes and the Class A-3 Notes that is projected to be outstanding after each of the Distribution Dates shown using the absolute prepayment model, which represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. The tables are subject to numerous assumptions that will be set forth in the prospectus supplement.



                                  Class A-2 Notes                               Class A-3 Notes
                     ----------------------------------------     ----------------------------------------
  Distribution Date  0.00%  0.50%  0.75%  1.00%  1.25%  1.50%     0.00%  0.50%  0.75%  1.00%  1.25%  1.50%
-------------------  -----  -----  -----  -----  -----  -----     -----  -----  -----  -----  -----  -----
Closing Date           100    100    100   100    100    100        100    100    100    100    100    100
April 15, 1999.....    100    100    100   100    100    100        100    100    100    100    100    100
May 15, 1999.......    100    100    100   100    100    100        100    100    100    100    100    100
June 15, 1999......    100    100    100   100    100    100        100    100    100    100    100    100
July 15, 1999......    100    100    100   100    100    100        100    100    100    100    100    100
August 15, 1999....    100    100    100   100    100    100        100    100    100    100    100    100
September 15, 1999.    100    100    100   100    100    100        100    100    100    100    100    100
October 15, 1999...    100    100    100   100    100    100        100    100    100    100    100    100
November 15, 1999..    100    100    100   100    100    100        100    100    100    100    100    100
December 15, 1999..    100    100    100   100    100    100        100    100    100    100    100    100
January 15, 1999...    100    100    100   100    100    100        100    100    100    100    100    100
February 15, 2000..    100    100    100   100    100    100        100    100    100    100    100    100
March 15, 2000.....    100    100    100   100    100    100        100    100    100    100    100    100
April 15, 2000.....    100    100    100   100    100    100        100    100    100    100    100    100
May 15, 2000.......    100    100    100   100    100    100        100    100    100    100    100    100
June 15, 2000......    100    100    100   100    100     93        100    100    100    100    100    100
July 15, 2000......    100    100    100   100     96     83        100    100    100    100    100    100
August 15, 2000....    100    100    100    99     87     74        100    100    100    100    100    100
September 15, 2000.    100    100    100    90     78     64        100    100    100    100    100    100
October 15, 2000...    100    100     93    81     69     55        100    100    100    100    100    100
November 15, 2000..    100     96     85    73     60     46        100    100    100    100    100    100
December 15, 2000..    100     88     76    64     51     38        100    100    100    100    100    100
January 15, 2001...    100     79     68    56     43     30        100    100    100    100    100    100
February 15, 2001..     91     71     59    48     35     22        100    100    100    100    100    100
March 15, 2001.....     83     62     51    39     27     14        100    100    100    100    100    100
April 15, 2001.....     74     54     43    32     19      7        100    100    100    100    100    100
May 15, 2001.......     65     45     35    24     12      0        100    100    100    100    100     99
June 15, 2001......     56     37     27    16      5      0        100    100    100    100    100     86
July 15, 2001......     47     29     19     9      0      0        100    100    100    100     96     74
August 15, 2001....     40     22     13     3      0      0        100    100    100    100     85     65
September 15, 2001.     33     16      7     0      0      0        100    100    100     94     75     55
October 15, 2001...     27     10      1     0      0      0        100    100    100     84     66     47
November 15, 2001..     20      4      0     0      0      0        100    100     91     75     57     39
December 15, 2001..     13      0      0     0      0      0        100     96     81     65     48     31
January 15, 2002...      7      0      0     0      0      0        100     86     72     57     41     24
February 15, 2002..      1      0      0     0      0      0        100     76     62     48     33     17
March 15, 2002.....      0      0      0     0      0      0         90     66     53     40     26     11
April 15, 2002.....      0      0      0     0      0      0         78     56     44     32     19      5
May 15, 2002.......      0      0      0     0      0      0         66     46     35     24     12      0
June 15, 2002......      0      0      0     0      0      0         55     36     26     16      6      0
July 15, 2002......      0      0      0     0      0      0         43     26     18      9      0      0
August 15, 2002....      0      0      0     0      0      0         31     17      9      2      0      0
September 15, 2002.      0      0      0     0      0      0         24     11      5      0      0      0
October 15, 2002...      0      0      0     0      0      0         19      7      1      0      0      0
November 15, 2002..      0      0      0     0      0      0         14      3      0      0      0      0
December 15, 2002..      0      0      0     0      0      0          8      0      0      0      0      0
January 15, 2003...      0      0      0     0      0      0          3      0      0      0      0      0
February 15, 2003..      0      0      0     0      0      0          0      0      0      0      0      0
March 15, 2003.....      0      0      0     0      0      0          0      0      0      0      0      0
April 15, 2003.....      0      0      0     0      0      0          0      0      0      0      0      0
May 15, 2003.......      0      0      0     0      0      0          0      0      0      0      0      0
June 15, 2003......      0      0      0     0      0      0          0      0      0      0      0      0
July 15, 2003......      0      0      0     0      0      0          0      0      0      0      0      0
August 15, 2003....      0      0      0     0      0      0          0      0      0      0      0      0
September 15, 2003.      0      0      0     0      0      0          0      0      0      0      0      0
October 15, 2003...      0      0      0     0      0      0          0      0      0      0      0      0
November 15, 2003..      0      0      0     0      0      0          0      0      0      0      0      0
December 15, 2003..      0      0      0     0      0      0          0      0      0      0      0      0

Weighted Average Life
(years)(1).........   2.39   2.19   2.07  1.96   1.83   1.70       3.37   3.20   3.09   2.97   2.81   2.64

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the related initial principal amount of the Note.